UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 19, 2023
MACY'S, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	1-13536	13-3324058
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
151 West 34th Street, New York, New York 10001
(Address of Principal Executive Offices)
(212) 494-1621
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	M	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07. Submission of Matters to a Vote of Security Holders

The annual meeting of shareholders of Macy’s, Inc. (“Macy’s”) was held virtually on May 19, 2023. The following is a summary of the matters voted on at the meeting:

1. Shareholders approved the election of 14 directors to serve for a one-year term expiring at the 2024 annual meeting of Macy's shareholders, as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Emilie Arel	189,030,915	2,555,938	383,565	28,165,815
Francis S. Blake	188,620,853	2,934,224	415,341	28,165,815
Torrence N. Boone	189,540,349	2,055,726	374,343	28,165,815
Ashley Buchanan	189,442,084	2,119,898	408,436	28,165,815
Marie Chandoha	189,669,494	1,951,600	349,324	28,165,815
Naveen K. Chopra	190,239,237	1,360,732	370,449	28,165,815
Deirdre P. Connelly	182,948,595	8,641,840	379,983	28,165,815
Jeff Gennette	184,284,119	5,277,916	2,408,383	28,165,815
Jill Granoff	189,327,034	2,265,323	378,061	28,165,815
William H. Lenehan	189,629,601	1,940,868	399,949	28,165,815
Sara Levinson	186,830,922	4,769,449	370,047	28,165,815
Antony Spring	187,347,282	4,239,233	383,903	28,165,815
Paul C. Varga	187,168,322	4,406,549	395,547	28,165,815
Tracey Zhen	189,555,133	2,021,644	393,641	28,165,815

2. Shareholders ratified the appointment of KPMG LLP as Macy's independent registered public accounting firm for the fiscal year ending February 3, 2024, as follows:

FOR	AGAINST	ABSTAIN
209,800,788	9,569,926	765,519

3. Shareholders approved the advisory vote to approve named executive officer compensation, as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
184,374,243	6,803,298	792,877	28,165,815

4. Shareholders approved 1 year as the frequency of the advisory vote to approve named executive officer compensation, as follows:

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON-VOTE
178,844,268	486,215	12,176,679	463,256	28,165,815

In accordance with the Board of Directors’ recommendation and the voting results on the advisory vote to approve the frequency of the advisory vote to approve named executive officer compensation (referred to as the “say-on-frequency” vote), the Company will include an advisory vote to approve named executive officer compensation in the Company’s proxy materials every 1 year until the next required say-on-frequency vote.

MACY'S, INC.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACY'S, INC.

Dated: May 23, 2023	By:	/s/ Elisa D. Garcia
	Name:	Elisa D. Garcia
	Title:	Executive Vice President, Chief Legal Officer and Secretary